Exhibit 10.79

PROMISSORY NOTE

Chicago, Illinois
$1,300,000.00	March 14, 2003

FOR VALUE RECEIVED, the undersigned entities (collectively, the “Borrower”) HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of Horizon Group Properties, Inc., a Maryland corporation (the “Lender”) the principal sum of One Million Three Hundred Thousand Dollars ($1,300,000.00), together with all accrued but unpaid interest thereon, on the Maturity Date.

The Borrower promises to pay interest to the Lender on the outstanding principal amount hereof from the date hereof until such principal amount is paid in full.

1.             Defined Terms. As used in this Note:

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person.

 “Borrower” is defined in the introductory paragraph.

 “Business Day” means a calendar day other than a Saturday or Sunday or any other day on which banks in Chicago, Illinois are required or authorized to close.

“Company” has the meaning ascribed to such term on Exhibit 1 attached hereto.

 “Default Rate” is defined in Section 2(b).

 “Dollars” and the sign “$” each means lawful currency of the United States of America.

“Event of Default” is defined in Section 5.

“Guarantors” means The Prime Group, Inc., an Illinois corporation, Prime Group Limited Partnership, an Illinois limited partnership, Prime Group II, L.P., an Illinois limited partnership, PGLP, Inc., an Illinois corporation and Prime International, Inc., an Illinois corporation.

“Guaranty” means that certain Guaranty, dated as of the date hereof, issued by Guarantors in favor of the Lender.

“Interest Rate” means five percent (5%) per annum.

 “Lender” is defined in the introductory paragraph.

“Letter Agreement” means that certain Letter Agreement, dated as of the date hereof, by Huntley Development Limited Partnership, an Illinois limited partnership and Huntley Meadows Residential Venture, an Illinois partnership, in favor of the Lender.

 “Loan” means the term loan made to the Borrower by the Lender which is evidenced by this Note.

“Loan Documents” means, collectively, this Note, the Guaranty, the Pledge Agreement, the Letter Agreement, the Option Agreement and other documents entered into by the Borrower or any other Person to evidence or secure the repayment of the Loan evidenced by this Note and all documents delivered or required to be delivered by the Borrower pursuant thereto.

“Maturity Date” means May 15, 2004, being fourteen months after the date of this Note.

“Note” means this Promissory Note, as it may be amended or modified and in effect from time to time.

“Person” means any natural person, corporation, limited liability company, firm, joint venture, partnership, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

“Pledge Agreement” means that certain Pledge and Security Agreement, dated as of the date hereof, between Borrower, as pledgors, and the Lender, as secured party, pursuant to which Borrower pledges to the Lender the Pledged Collateral to secure all obligations of the Borrower and Guarantors under the Loan Documents.

“Pledged Collateral” shall have the meaning ascribed to such term in the Pledge Agreement.

2.             Interest and Fees.

(a)                                  Interest Rate.  Except as otherwise provided in clause (b) of this Section 2, the outstanding principal amount of this Note shall, from the date hereof until such principal amount is paid in full, bear interest at the Interest Rate.  Interest on this Note shall accrue and be payable on the Maturity Date or, if earlier, on any date on which the Loan is prepaid, whether by acceleration or otherwise.

(b)                                 Rates Applicable After Default.  During the continuance of an Event of Default, the Lender may, at its option, by notice to the Borrower, declare that any amount due and owing hereunder from the Borrower and overdue in respect of the principal amount of the Loan evidenced by this Note shall bear interest at a rate per annum equal to fifteen percent (15%) per annum (the “Default Rate”). Interest accrued at the Default Rate on the principal amount of this Note shall be payable on demand.

(c)                                  Interest Basis.  Interest shall be calculated based on the actual days elapsed on the basis of a 365-day year.  Interest payable with respect to this Note or any portion hereof which is paid or prepaid shall be payable for the day the Loan is made but not for the day of any payment on the amount paid if payment is received by the Lender prior to 3:00 p.m. (Chicago time) at the place of payment.

3.                                       Required Payments; Voluntary Prepayment.

(a)                                  The principal balance of this Note shall be payable by the Borrower on the Maturity Date.

(b)                                 In the event that (i) any of the Pledged Collateral or any assets of Borrower, Prime/Retail Partners, LLC or any of their respective subsidiaries are sold for cash or (ii) any distributions are made to Borrower or any Guarantor by Prime/Retail Partners, LLC, then the net proceeds generated by such sale (in the case of clause (i)) or such distributions (in the case of clause (ii)) shall be paid by the Borrower to the Lender in payment of amounts due under this Note.  Any such payment shall be applied first to the payment of any costs or expenses payable hereunder by the Borrower to the Lender, next to payment of accrued but unpaid interest hereunder, and then to the outstanding principal amount of this Note.

(c)                                The Borrower may, at any time and from time to time, pay, without penalty or premium, the entire outstanding principal amount of this Note or any portion of the outstanding principal amount of this Note.

4.             Method of Payment.  All payments of principal, interest and other amounts owing hereunder shall be made, without set off, deduction or counterclaim, in immediately available funds to the Lender at the Lender’s address at 77 West Wacker Drive, Suite 4200, Chicago Illinois 60601, or at any other office of the Lender specified in writing by the Lender to the Borrower, by 3:00 p.m. (Chicago time) on the date when due. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day, and, in the case of a principal payment, such extension of time shall in such case be included in computing interest with respect to such payment.

5.             Event of Default.  If any of the following events (each such event, an “Event of Default”) shall occur and be continuing:

(a)           Any representation or warranty made, or any financial or other information provided, by the Borrower, any Guarantor  or any Affiliate of Borrower to the Lender in connection with this Note or any other Loan Document shall be untrue in any material respect on the date as of which made;

(b)           The Borrower shall fail to pay any amount of principal on this Note when due, or the Borrower shall fail to pay any amount of interest on, or other amount due under, this Note when due;

(c)           The breach by the Borrower or any Guarantor (other than a breach which constitutes an Event of Default under another clause of this Section 5) of any of the terms or provisions of this Note or other Loan Document which is not remedied within thirty (30) days after written notice from the Lender; provided, that such 30-day period shall be extended by an additional 30 days if such breach can be cured within such time and the Borrower or Guarantors, as the case may be, are diligently proceeding to cure such breach;

(d)           The occurrence of a default by the Borrower or any Guarantor after applicable notice and the expiration of all applicable cure periods under any agreement for borrowed money (other than loans made or held by Vornado PS, LLC,  Cadim Acquisitions, LLC, or any of their respective Affiliates) which allows the acceleration of the payment of amounts owed by the Borrower under such agreement in an amount in excess of $1,000,000 in the aggregate; provided, that a loan made or held by Vornado PS, LLC, Cadim Acquisitions, LLC or any of their respective Affiliates shall be held to be in default under this clause (d) upon a final non-appealable judicial determination of default; or

(e)           The Borrower shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property, then the Lender may declare the principal amount and interest and other amounts outstanding under this Note owing by the Borrower, to be forthwith due and payable, whereupon such principal amount, all such interest and all such other amounts shall become and be forthwith due and payable, without presentment, demand, protest or notice of any kind by the Lender, all of which are hereby expressly waived by the Borrower; provided, however, that if an Event of Default described in clause (d) above occurs with respect to the Borrower, the principal amount and interest and other amounts outstanding under this Note shall immediately become due and payable without any election or action on the part of the Lender.  The Borrower shall, as soon as possible, and in any event within five (5) Business Days after becoming aware of the occurrence of an Event of Default or an event which, with notice or lapse of time or both, could constitute an Event of Default, deliver to the Lender a statement setting forth details of such Event of Default.  In addition, Lender may exercise any and all other rights and remedies available to Lender under any of the other Loan Documents or otherwise available to Lender at law or in equity.

(f)            Any of the representations or warranties set forth in Exhibit 1 attached hereto are untrue or inaccurate in any material respect as of the date hereof or if, at any time after the date hereof, any of such representations or warranties would be untrue or inaccurate in any material respect if such representation or warranty were to be made by the Borrower on such date.

6.             Option Agreement.  As a condition to borrowing, The Prime Group, Inc. (or the appropriate Affiliate or Affiliates of The Prime Group, Inc.) agrees to enter into an agreement (the “Option Agreement”), substantially on the terms set forth on Schedule A attached hereto, within thirty (30) days after the date hereof.  The failure of The Prime Group, Inc. (or the appropriate Affiliate or Affiliate of The Prime Group, Inc.) to enter into the Option Agreement within thirty (30) days after the date hereof shall, at the option of Lender, constitute a default hereunder, unless the failure is attributable to failure of Lender to negotiate the Option Agreement in good faith.

7.             Set off.  Upon the occurrence and during the continuance of any Event of Default, the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other indebtedness and other obligations at any time held or owing by the Lender to or for the credit or account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Note and the Loan Documents executed in connection herewith, irrespective of whether or not the Lender shall have made any demand under this Note and although such obligations may be unmatured.

8.             Amendments.  This Note may not be amended orally but only in writing signed by the Borrower and the Lender.

9.             Preservation of Rights; Survival.  No delay or omission of the Lender to exercise any right under this Note shall impair such right or be construed to be a waiver of any Event of Default or an acquiescence therein.  Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of this Note whatsoever shall be valid unless in writing signed by the Lender and then only to the extent in such writing specifically set forth.  All remedies contained in the Loan Documents or available to Lender at law or in equity shall be cumulative and all shall be available to the Lender until this Note has been paid in full.  All representations and warranties of the Borrower contained in this Note and any other Loan Document shall survive delivery of this Note and the making of the Loan evidenced hereby.

10.           Headings; Entire Agreement.  Section headings in this Note are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Note.  This Note and the Loan Documents embody the entire agreement and understanding between the Borrower and the Lender and supersede all prior agreements and understandings between the Borrower and the Lender relating to the subject matter thereof.

11.           Benefits of this Agreement.  This Note shall be binding upon the Borrower and the Borrower’s successors and assigns and, subject to the following sentence, shall not be construed so as to confer any right or benefit upon any Person other than the Borrower and his or her personal representatives, heirs and assigns.  This Note shall inure to the benefit of the Lender and its successors and assigns, it being understood that the Lender may from time to time assign, or grant participations in, its rights hereunder in whole or in part.  The Borrower shall not have the right to assign its rights or obligations hereunder.

12.           Expenses; Indemnification.  The Borrower agrees to reimburse the Lender for any costs, internal charges and out-of-pocket expenses (including reasonable attorneys’ fees and time charges and expenses of attorneys for the Lender, which shall include, without limitation, $25,000 payable to Winston & Strawn on the date hereof, subject to a reconciliation of fees and expenses payable to Winston & Strawn) paid or incurred by the Lender in connection with the preparation, administration, collection or enforcement of this Note or the other Loan Documents.  The Borrower further agrees to indemnify the Lender, its directors, officers and employees (collectively, the “indemnified parties”) against all losses, claims, damages, penalties, judgments, liabilities and expenses (collectively, “indemnified obligations”) (including, without limitation, all expenses of litigation or preparation therefor whether or not the Lender is a party thereto) which any of them may pay or incur arising out of or relating to this Note, the transactions contemplated hereby or the direct or indirect application of the proceeds of the Loan evidenced hereby, except that no indemnified party shall be indemnified for any indemnified obligations to the extent that they arise from the gross negligence or willful misconduct of any of the indemnified parties.  The obligations of the Borrower under this Section shall survive the repayment of this Note.

13.           Severability of Provisions.  Any provision in this Note that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Note are declared to be severable.  If any interest payment or other charge or fee payable by the Borrower under this Note exceeds the maximum amount then permitted by applicable law, the Borrower shall be obligated to pay, and the Lender shall be entitled to receive, only the maximum amount permitted by applicable law.  If the Lender has collected interest in excess of such maximum rate, the Borrower’s only remedy will be that the Lender will apply such excess interest as a full or partial prepayment of the unpaid balance of the principal amount to the extent of the unpaid principal balance and refund any additional excess amount to the Borrower.

14.           CHOICE OF LAW.  THE LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS.

15.           CONSENT TO JURISDICTION.  THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE, AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.  NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST

THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION IN WHICH ANY COLLATERAL SECURING REPAYMENT OF THE LOAN MAY BE LOCATED.  ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE LENDER OR ANY AFFILIATE OF THE LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

16.           WAIVER OF JURY TRIAL.  THE BORROWER AND, BY ACCEPTANCE HEREOF, THE LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS NOTE.

              17.           Notices.  Any notice required or desired to be served, given or delivered hereunder shall be in writing (including facsimile transmission), and shall be deemed to have been validly served, given or delivered upon the earlier of (a) personal delivery to the address set forth below, (b) in the case of mailed notice, three (3) days after deposit in the United States mails, with proper postage for certified mail, return receipt requested, prepaid, or in the case of notice by Federal Express or other reputable overnight courier service, one (1) day after delivery to such courier service, and (c) in the case of facsimile transmission, upon transmission with confirmation of receipt, addressed to the party to be notified as follows:

If to the Borrower:	Retail Partners, Inc.
Retail Partners Limited Partnership
77 West Wacker Drive
Suite 4200
Attn: Michael W. Reschke
Facsimile Number: (312) 917-1511

With copies to:	The Prime Group, Inc.
77 West Wacker Drive
Suite 4200
Attn: Robert J. Rudnik, Esq.
Facsimile Number: (312) 917-8442

If to the Lender:	Horizon Group Properties, Inc.
77 West Wacker Drive
Suite 4200
Attention: Gary J. Skoien
Facsimile Number: (312) 917-0911

With a copy to:	Horizon Group Properties, L.P.
77 West Wacker Drive
Suite 4200
Attention: David Tinkham
Facsimile Number: (312) 917-8440

or to such other address as any of the parties may hereafter designate for itself by written notice to the other parties in the manner herein prescribed.

18.           Borrower’s Waiver.  Borrower and all endorsers, guarantors and sureties of this Note and all other persons liable or to become liable on this Note severally waive presentment for payment, demand, notice of demand and of dishonor and nonpayment of this Note, notice of intention to accelerate the maturity of this Note, notice of acceleration, protest and notice of protest, diligence in collection, and the bringing of suit against any other party, and agree to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, with or without notice, before or after maturity.

19.           Non-Recourse to Individuals.  Notwithstanding any other provision of this Note or any other Loan Document, recourse shall not be made to any of the individual officers, directors, partners, shareholders, owners, agents or representatives of any Borrower or any Guarantor who are natural persons (the “Individuals”), except to the extent of their respective interests in partnership property; provided, however, that this limitation of liability shall not reduce the liability that any Individual may otherwise have with respect to any liability, damage, loss, costs or expenses arising out of fraud or intentional misrepresentation by such Individual.

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IN WITNESS WHEREOF, the undersigned have executed this Note as of the day and year first above written.

BORROWER:

RETAIL PARTNERS, INC.

By:
Name:
Title:

RETAIL PARTNERS LIMITED PARTNERSHIP
By:	THE PRIME GROUP, INC.,
General Partner

By:
Name:
Title:

Exhibit 1-A

Prime/Retail Partners, LLC (the “Company”) makes the following representations and warranties concerning the Company’s conduct:

The Company is a limited liability company formed under the laws of the State of Illinois and operated pursuant to the Amended and Restated Operating Agreement of Prime/Retail Partners, LLC, dated as of August 4, 1998 and all amendments thereto (as amended, the “Company Agreement”).  The Company has observed all applicable legal formalities and procedures required by the Company Agreement, the laws of the State of Illinois and the laws of any other state or jurisdiction, to the extent it has done business outside the United States, in which the Company has done business, as such formalities, procedures and law relate to the separateness of the Company from any other person or entity.  The Company has maintained its existence in good standing and/or in full force and effect under the laws of the State of Illinois, as well as in any other state or jurisdiction in which it is so required.  The Company has been qualified and authorized to do business in each state in which the conduct of its business so requires.

The Company has acted solely in accordance with and has complied with the provisions of the Company Agreement as such provisions relate to separateness of the Company from any other person or entity.

The business of the Company has been conducted by its manager(s) and officer(s) (the “Managers and Officers”), or any authorized substitutes for such persons or entities as permitted by the Company Agreement and all applicable state law.  The Managers and Officers have duly authorized all of the actions heretofore taken by the Company to the extent such actions are required to be authorized by the Managers and the Officers.  The Managers and Officers, when acting in such capacity, have acted in the best interests of the Company, consistent with their fiduciary duties to the Company to the extent such duties are created by applicable state law.  The business of Retail Partners, Inc. and Retail Partners Limited Partnership or any of their respective affiliates (the “Members”) has not been conducted by the Company.

The Company has maintained company and financial books and records separate from those of the Members.

The financial statements of the Company have been prepared and maintained using the same method of accounting used for the preparation of income tax returns or in accordance with generally accepted accounting principles.  The Company’s financial statements have not been prepared or maintained on a consolidated basis with those of either of the Members. The Company has maintained financial statements separate from the financial statements of either of the Members, showing its assets and liabilities separate and apart from those of either of the Members and accurately portraying the financial condition, assets and liabilities of the Company.  No assets or liabilities of either of the Members have been set forth on the financial statements of the Company.

The Company has conducted its business solely in its own name and in accordance with the provisions of the Company Agreement and all amendments thereto.  The Company has entered into its own contracts in its own name and has used its own name for purposes of obtaining any required registrations, licenses and permits (whether governmental, administrative or otherwise) necessary to the conduct of its own business.  Without limiting the generality of the foregoing, all oral and written communications, including, without limitation, letters contracts, statements and applications, have been made solely in the name of the Company, if they relate solely to the Company.

The Company has recognized at all times that it owns no interest in the property of either of the Members and has not represented that it owns an interest in the property of either of the Members.

All transactions, if any, between the Company and either of the Members have been duly authorized and documented, and have been recorded accurately in the appropriate books and records of the Company.  All such transactions have been fair to each party, have constituted exchanges for fair consideration and for fair and reasonably equivalent value, have been based on commercially reasonable terms, and have been made in good faith, without any intent to hinder, delay, or defraud creditors of either of the parties.

The Company’s capitalization has been adequate in light of its business and purpose.  The Company has not engaged in a business for which the property of such entity represents an inadequate amount of capital.

The Company has acted solely through its Managers and Officers or its duly authorized agents or representatives in the conduct of its business, and has not permitted either of the Members to act on its behalf, except as may be permitted by the terms of the Company Agreement and by the laws of any state in which it is conducting business and organized.

The Company has not commingled its assets or liabilities with those of either of the Members.  The Company has kept its assets and liabilities separately identifiable and distinguishable from the assets and liabilities of any other entity.

The Company has not transferred any assets to either of the Members, nor has the Company made any contributions, payments or distributions to either of the Members, except as authorized by the Company Agreement and all applicable federal and state law.  To the extent distributions or payments have been made to either of the Members, such distributions and/or payments have been properly authorized and documented in the books and records of the Company.  The Company has not permitted either of the Members to transfer any of its assets or make any contributions to the Company, except as authorized by the Company Agreement and all amendments thereto.

The Company has not financed the operations of either of the Members, and the Company has not permitted either of the Members to finance the operations of the Company, except as authorized by the Company Agreement.  The Company has not executed or assumed any document purporting to guarantee payment of any note or purporting to guarantee the performance of any document executed or assumed by either of the Members.  The Company has not held itself, its assets or its creditworthiness out as being available for payment of either of the Members’ liabilities.  The Company has not made any representations to any creditors of either of the Members to induce them to rely on the assets or the credit of the Company and to the Company’s knowledge, no creditor is relying on the assets or the credit of the Company with respect to liabilities of either of the Members.

The Company has not made any representations to any of its own creditors to induce them to rely on the assets or the credit of either of the Members with respect to liabilities of the Company, and to the Company’s knowledge, no creditor is relying on the assets or the credit of either of the Members with respect to liabilities of the Company.

To the extent the Company has accounts (bank, investment or otherwise) and employees, as required, the Company has maintained its own accounts and employees separately and apart from any accounts or employees of either of the Members.  The Company has maintained a sufficient number of employees, as and if required, in light of its business operations.

The Company has not represented that either of the Members owns an interest in the property of the Company.  All property owned by the Company has been owned in the name of the Company and all documents of title to any property have reflected the ownership of the Company.

None of the Company’s liabilities have been paid from the funds of either of the Members, and the Company has not paid liabilities of the Member from its funds.

The Company has not pledged any of its assets for the benefit of either of the Members.

When the Company was formed, it satisfied all of the requirements of organization of the state in which it was formed.

The Company has not acquired any of the obligations of either of the Members, and the Company has not permitted either of the Members to acquire any obligations of the Company or to buy or hold evidence of indebtedness issued by the Company except as permitted under the Company Agreement.

The Company has not made loans to either of the Members, except to the extent permitted by the Company Agreement.  To the extent loans have been made to either of the Members, such loans have been properly authorized and documented in the books and records of the Company.  The Company has not bought or held evidence of indebtedness issued by either of the Members.

The Company has allocated fairly and reasonably any overhead expenses shared with either of the Members, including paying for office space and activities performed by any employee of the Company.

The Company has not acquired an interest in the ownership of either of the Members.

The Company has had indices of separateness from any other person or entity such as bank accounts, if any, and employees, as and if required.

The Company has held itself out as a separate entity and has not identified itself as a division of either of the Members as a division of the Company.  The Company has corrected any known misunderstanding regarding its separate identity.

The Company has not made or controlled decisions regarding the day-to-day operations or business of either of the Members and has not acted on behalf of either of the Members.  The Company has not voluntarily merged, consolidated or convened into or with either of the Members.

Exhibit 1-B

Retail Partners Limited Partnership (the “Company”) makes the following representations and warranties concerning the Company’s conduct:

The Company is a limited partnership formed under the laws of the State of Illinois and operated pursuant to its partnership agreement and all amendments thereto (as amended, the “Partnership Agreement”).  The Company has observed all applicable legal formalities and procedures required by the Partnership Agreement, the laws of the State of Illinois and the laws of any other state or jurisdiction, to the extent it has done business outside the United States, in which the Company has done business, as such formalities, procedures and law relate to the separateness of the Company from any other person or entity.  The Company has maintained its existence in good standing and/or in full force and effect under the laws of the State of Illinois, as well as in any other state or jurisdiction in which it is so required.  The Company has been qualified and authorized to do business in each state in which the conduct of its business so requires.

The Company has acted solely in accordance with and has complied with the provisions of the Partnership Agreement as such provisions relate to separateness of the Company from any other person or entity.

The business of the Company has been conducted by its Partner(s) and Officer(s) (the “Partners and Officers”), or any authorized substitutes for such persons or entities as permitted by the Partnership Agreement and all applicable state law.  The Partners and Officers have duly authorized all of the actions heretofore taken by the Company to the extent such actions are required to be authorized by the Partners and the Officers.  The Partners and Officers, when acting in such capacity, have acted in the best interests of the Company, consistent with their fiduciary duties to the Company to the extent such duties are created by applicable state law.  The business of its partners or any of their respective affiliates (the “Partners”) has not been conducted by the Company.

The Company has maintained company and financial books and records separate from those of the Partners.

The financial statements of the Company have been prepared and maintained using the same method of accounting used for the preparation of income tax returns or in accordance with generally accepted accounting principles.  The Company’s financial statements have not been prepared or maintained on a consolidated basis with those of any of the Partners. The Company has maintained financial statements separate from the financial statements of any of the Partners, showing its assets and liabilities separate and apart from those of any of the Partners and accurately portraying the financial condition, assets and liabilities of the Company.  No assets or liabilities of any of the Partners have been set forth on the financial statements of the Company.

The Company has conducted its business solely in its own name and in accordance with the provisions of the Partnership Agreement and all amendments thereto.  The Company has entered into its own contracts in its own name and has used its own name for purposes of obtaining any required registrations, licenses and permits (whether governmental, administrative or otherwise) necessary to the conduct of its own business.  Without limiting the generality of the foregoing, all oral and written communications, including, without limitation, letters contracts, statements and applications, have been made solely in the name of the Company, if they relate solely to the Company.

The Company has recognized at all times that it owns no interest in the property of any of the Partners and has not represented that it owns an interest in the property of any of the Partners.

All transactions, if any, between the Company and any of the Partners have been duly authorized and documented, and have been recorded accurately in the appropriate books and records of the Company.  All such transactions have been fair to each party, have constituted exchanges for fair consideration and for fair and reasonably equivalent value, have been based on commercially reasonable terms, and have been made in good faith, without any intent to hinder, delay, or defraud creditors of any of the parties.

The Company’s capitalization has been adequate in light of its business and purpose.  The Company has not engaged in a business for which the property of such entity represents an inadequate amount of capital.

The Company has acted solely through its Partners and Officers or its duly authorized agents or representatives in the conduct of its business, and has not permitted any of the Partners to act on its behalf, except as may be permitted by the terms of the Partnership Agreement and by the laws of any state in which it is conducting business and organized.

The Company has not commingled its assets or liabilities with those of any of the Partners.  The Company has kept its assets and liabilities separately identifiable and distinguishable from the assets and liabilities of any other entity.

The Company has not transferred any assets to any of the Partners, nor has the Company made any contributions, payments or distributions to any of the Partners, except as authorized by the Partnership Agreement and all applicable federal and state law.  To the extent distributions or payments have been made to any of the Partners, such distributions and/or payments have been properly authorized and documented in the books and records of the Company.  The Company has not permitted any of the Partners to transfer any of its assets or make any contributions to the Company, except as authorized by the Partnership Agreement and all amendments thereto.

The Company has not financed the operations of any of the Partners, and the Company has not permitted any of the Partners to finance the operations of the Company, except as authorized by the Partnership Agreement.  The Company has not executed or assumed any document purporting to guarantee payment of any note or purporting to guarantee the performance of any document executed or assumed by any of the Partners.  The Company has not held itself, its assets or its creditworthiness out as being available for payment of any of its Partners’ liabilities.  The Company has not made any representations to any creditors of any of the Partners to induce them to rely on the assets or the credit of the Company and to the Company’s knowledge, no creditor is relying on the assets or the credit of the Company with respect to liabilities of any of the Partners.

The Company has not made any representations to any of its own creditors to induce them to rely on the assets or the credit of any of the Partners with respect to liabilities of the Company, and to the Company’s knowledge, no creditor is relying on the assets or the credit of any of the Partners with respect to liabilities of the Company.

To the extent the Company has accounts (bank, investment or otherwise) and employees, as required, the Company has maintained its own accounts and employees separately and apart from any accounts or employees of any of the Partners.  The Company has maintained a sufficient number of employees, as and if required, in light of its business operations.

The Company has not represented that any of the Partners owns an interest in the property of the Company.  All property owned by the Company has been owned in the name of the Company and all documents of title to any property have reflected the ownership of the Company.

None of the Company’s liabilities have been paid from the funds of any of the Partners, and the Company has not paid liabilities of the Partners from its funds.

The Company has not pledged any of its assets for the benefit of any of the Partners.

When the Company was formed, it satisfied all of the requirements of organization of the state in which it was formed.

The Company has not acquired any of the obligations of any of the Partners, and the Company has not permitted any of the Partners to acquire any obligations of the Company or to buy or hold evidence of indebtedness issued by the Company except as permitted under the Partnership Agreement.

The Company has not made loans to any of the Partners, except to the extent permitted by the Partnership Agreement.  To the extent loans have been made to any of the Partners, such loans have been properly authorized and documented in the books and records of the Company.  The Company has not bought or held evidence of indebtedness issued by any of the Partners.

The Company has allocated fairly and reasonably any overhead expenses shared with any of the Partners, including paying for office space and activities performed by any employee of the Company.

The Company has not acquired an interest in the ownership of any of the Partners.

The Company has had indices of separateness from any other person or entity such as bank accounts, if any, and employees, as and if required.

The Company has held itself out as a separate entity and has not identified itself as a division of any of the Partners.  The Company has corrected any known misunderstanding regarding its separate identity.

The Company has not made or controlled decisions regarding the day-to-day operations or business of any of the Partners and has not acted on behalf of any of the Partners.  The Company has not voluntarily merged, consolidated or convened into or with any of the Partners.

Exhibit 1-C

Retail Partners, Inc. (the “Company”) makes the following representations and warranties concerning the Company’s conduct:

The Company is a corporation formed under the laws of the State of Illinois and operated pursuant to its organizational documents and all amendments thereto (as amended, the “Articles”).  The Company has observed all applicable legal formalities and procedures required by the Articles, the laws of the State of Illinois and the laws of any other state or jurisdiction, to the extent it has done business outside the United States, in which the Company has done business, as such formalities, procedures and law relate to the separateness of the Company from any other person or entity.  The Company has maintained its existence in good standing and/or in full force and effect under the laws of the State of Illinois, as well as in any other state or jurisdiction in which it is so required.  The Company has been qualified and authorized to do business in each state in which the conduct of its business so requires.

The Company has acted solely in accordance with and has complied with the provisions of the Articles as such provisions relate to separateness of the Company from any other person or entity.

The business of the Company has been conducted by its directors and officers (the “Directors and Officers”), or any authorized substitutes for such persons or entities as permitted by the Articles and all applicable state law.  The Directors and Officers have duly authorized all of the actions heretofore taken by the Company to the extent such actions are required to be authorized by the Directors and the Officers.  The Directors and Officers, when acting in such capacity, have acted in the best interests of the Company, consistent with their fiduciary duties to the Company to the extent such duties are created by applicable state law.  The business of its equity holders or any of their respective affiliates (the “Equityholders”) has not been conducted by the Company.

The Company has maintained company and financial books and records separate from those of the Equityholders.

The financial statements of the Company have been prepared and maintained using the same method of accounting used for the preparation of income tax returns or in accordance with generally accepted accounting principles.  The Company’s financial statements have not been prepared or maintained on a consolidated basis with those of any of the Equityholders. The Company has maintained financial statements separate from the financial statements of any of the Equityholders, showing its assets and liabilities separate and apart from those of any of the Equityholders and accurately portraying the financial condition, assets and liabilities of the Company.  No assets or liabilities of any of the Equityholders have been set forth on the financial statements of the Company.

The Company has conducted its business solely in its own name and in accordance with the provisions of the Articles and all amendments thereto.  The Company has entered into its own contracts in its own name and has used its own name for purposes of obtaining any required registrations, licenses and permits (whether governmental, administrative or otherwise) necessary to the conduct of its own business.  Without limiting the generality of the foregoing, all oral and written communications, including, without limitation, letters contracts, statements and applications, have been made solely in the name of the Company, if they relate solely to the Company.

The Company has recognized at all times that it owns no interest in the property of any of the Equityholders and has not represented that it owns an interest in the property of any of the Equityholders.

All transactions, if any, between the Company and any of the Equityholders have been duly authorized and documented, and have been recorded accurately in the appropriate books and records of the Company.  All such transactions have been fair to each party, have constituted exchanges for fair consideration and for fair and reasonably equivalent value, have been based on commercially reasonable terms, and have been made in good faith, without any intent to hinder, delay, or defraud creditors of any of the parties.

The Company’s capitalization has been adequate in light of its business and purpose.  The Company has not engaged in a business for which the property of such entity represents an inadequate amount of capital.

The Company has acted solely through its Directors and Officers or its duly authorized agents or representatives in the conduct of its business, and has not permitted any of the Equityholders to act on its behalf, except as may be permitted by the terms of the Articles and by the laws of any state in which it is conducting business and organized.

The Company has not commingled its assets or liabilities with those of any of the Equityholders.  The Company has kept its assets and liabilities separately identifiable and distinguishable from the assets and liabilities of any other entity.

The Company has not transferred any assets to any of the Equityholders, nor has the Company made any contributions, payments or distributions to any of the Equityholders, except as authorized by the Articles and all applicable federal and state law.  To the extent distributions or payments have been made to any of the Equityholders, such distributions and/or payments have been properly authorized and documented in the books and records of the Company.  The Company has not permitted any of the Equityholders to transfer any of its assets or make any contributions to the Company, except as authorized by the Articles and all amendments thereto.

The Company has not financed the operations of any of the Equityholders, and the Company has not permitted any of the Equityholders to finance the operations of the Company, except as authorized by the Articles.  The Company has not executed or assumed any document purporting to guarantee payment of any note or purporting to guarantee the performance of any document executed or assumed by any of the Equityholders.  The Company has not held itself, its assets or its creditworthiness out as being available for payment of any of the Equityholders ‘ liabilities.  The Company has not made any representations to any creditors of any of the Equityholders to induce them to rely on the assets or the credit of the Company and to the Company’s knowledge, no creditor is relying on the assets or the credit of the Company with respect to liabilities of any of the Equityholders.

The Company has not made any representations to any of its own creditors to induce them to rely on the assets or the credit of any of the Equityholders with respect to liabilities of the Company, and to the Company’s knowledge, no creditor is relying on the assets or the credit of any of the Equityholders with respect to liabilities of the Company.

To the extent the Company has accounts (bank, investment or otherwise) and employees, as required, the Company has maintained its own accounts and employees separately and apart from any accounts or employees of any of the Equityholders.  The Company has maintained a sufficient number of employees, as and if required, in light of its business operations.

The Company has not represented that any of the Equityholders owns an interest in the property of the Company.  All property owned by the Company has been owned in the name of the Company and all documents of title to any property have reflected the ownership of the Company.

None of the Company’s liabilities have been paid from the funds of any of the Equityholders, and the Company has not paid liabilities of the Equityholder from its funds.

The Company has not pledged any of its assets for the benefit of any of the Equityholders.

When the Company was formed, it satisfied all of the requirements of organization of the state in which it was formed.

The Company has not acquired any of the obligations of any of the Equityholders, and the Company has not permitted any of the Equityholders to acquire any obligations of the Company or to buy or hold evidence of indebtedness issued by the Company except as permitted under the Articles.

The Company has not made loans to any of the Equityholders, except to the extent permitted by the Articles.  To the extent loans have been made to any of the Equityholders, such loans have been properly authorized and documented in the books and records of the Company.  The Company has not bought or held evidence of indebtedness issued by any of the Equityholders.

The Company has allocated fairly and reasonably any overhead expenses shared with any of the Equityholders, including paying for office space and activities performed by any employee of the Company.

The Company has not acquired an interest in the ownership of any of the Equityholders.

The Company has had indices of separateness from any other person or entity such as bank accounts, if any, and employees, as and if required.

The Company has held itself out as a separate entity and has not identified itself as a division of any of the Equityholders as a division of the Company.  The Company has corrected any known misunderstanding regarding its separate identity.

The Company has not made or controlled decisions regarding the day-to-day operations or business of any of the Equityholders and has not acted on behalf of any of the Equityholders ..  The Company has not voluntarily merged, consolidated or convened into or with any of the Equityholders.